EXHIBIT 32.1

CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, UNITED STATES Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Zoom Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify that:

(1)
The Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: May 12, 2006	By:	/s/ Frank B. Manning
Frank B. Manning President and Chief Executive Officer

33